UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2015

HARRIS CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(321) 727-9100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

As previously disclosed, on February 5, 2015, Harris Corporation (“Harris”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Exelis Inc. (“Exelis”), and a wholly owned subsidiary of Harris. Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement.

The obligation of the parties to consummate the Merger is subject to, among other things, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act (the “HSR Act”) applicable to the Merger and the approval of the Merger Agreement by the shareholders of Exelis.

On May 21, 2015, Harris received notification that the applicable waiting period under the HSR Act was terminated by the Department of Justice on May 21, 2015.

On May 22, 2015, the Merger Agreement was approved by the shareholders of Exelis at a special meeting of shareholders. More than 97% of the shares voted at the special meeting voted in favor of the Merger Agreement, representing more than 79% of all outstanding shares of Exelis.

Termination of the waiting period under the HSR Act and approval of the Merger Agreement by the shareholders of Exelis satisfy two of the final conditions to the Merger.

Harris and Exelis now expect the Merger to close on May 29, 2015, subject to remaining customary closing conditions.

Cautionary Statement Regarding Forward Looking Statements

Statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the “Safe Harbor Provisions”). Harris uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the Safe Harbor Provisions. Harris cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Among the risks and uncertainties that could cause actual results to differ from those described in forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement and the risk that the parties may not be able to satisfy any of the remaining conditions to the proposed transaction in a timely manner or at all. Further information relating to factors that may impact Harris’ and Exelis’ results and forward-looking statements are disclosed in their respective filings with the SEC. The forward-looking statements contained in this Current Report on Form 8-K are made as of the date of its filing, and Harris disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Investors are cautioned not to place undue reliance on these forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

May 22, 2015	By:	/s/ Scott T. Mikuen

Name: Scott T. Mikuen
Title: Senior Vice President, General Counsel and Secretary